                                                                EXECUTION COPY


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

          AMENDMENT dated as of May 10, 1996 among UNIVERSAL HEALTH SERVICES, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                             W I T N E S S E T H :

          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 2, 1994 (as heretofore amended, the "Agreement"); and

           WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References. Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of the Agreement.
                      --------------------------

          (a) Section 1.01 is amended by the addition of the following defined term in its appropriate alphabetical position:

               "Amarillo Acquisition" means the acquisition by the Borrower, or an affiliate, of the assets and business of Northwest Texas Healthcare System, comprising a 275 licensed bed acute care hospital, an 85 licensed bed psychiatric hospital, 2 out-patient clinics and a medical office building in Amarillo, Texas.

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          (b) Clause (i) of the proviso to the definition of Consolidated
                                -------
Capital Expenditures is amended to read as follows:

     (i) to exclude any such additions (up to a maximum aggregate amount of $375,000,000) attributable to the Aiken Acquisition, the Manatee Acquisition or the Amarillo Acquisition and

          (c) Section 5.13(b) is amended to add the name of "the Northwest Texas Healthcare System" to the list of facilities that begins with "the McAllen Medical Center".

          SECTION 3. Governing Law. This Amendment shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

          SECTION 4. Counterparts; Effectiveness. This Amendment may be signed
                     ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on and as of the date hereof provided that the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks with the subscribed consent of each of the Subsidiary Guarantors (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     UNIVERSAL HEALTH SERVICES, INC.



                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                     By:
                                        ----------------------------------------
                                       Title:


                                     CHEMICAL BANK



                                     By:
                                        ----------------------------------------
                                       Title:


                                     BANK OF AMERICA ILLINOIS



                                     By:
                                        ----------------------------------------
                                       Title:


                                     NATIONSBANK OF NORTH CAROLINA, N.A.



                                     By:
                                        ----------------------------------------
                                       Title:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        ----------------------------------------
                                       Title:


                                     FIRST FIDELITY BANK, N.A.



                                     By:
                                        ----------------------------------------
                                       Title:


                                     CORESTATES BANK, N.A.



                                     By:
                                        ----------------------------------------
                                       Title:


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                       as Agent



                                     By:
                                        ----------------------------------------
                                       Title:

          The undersigned Subsidiary Guarantors parties to the Guaranty Agreement (as defined in the Agreement referred to the foregoing Amendment) hereby consent to the foregoing Amendment.


ASC of Chicago, Inc.
ASC of Corona, Inc.
ASC of Las Vegas, Inc.
ASC of Littleton, Inc.
ASC of Midwest City, Inc.
ASC of New Albany, Inc.
ASC of Palm Springs, Inc.
ASC of Ponca City, Inc.
ASC of Springfield, Inc.
ASC of St. George, Inc.
Aiken Regional Medical Centers, Inc.
The Arbour, Inc.
Auburn General Hospital, Inc. (formerly UHS of Auburn, Inc.)
The BridgeWay, Inc.
Children's Hospital of McAllen, Inc.
Comprehensive Occupational and Clinical Health, Inc.
Dallas Family Hospital, Inc.
Del Aim Hospital, Inc.
Doctors' General Hospital, Ltd. d/b/a Universal Medical Center
Doctors' Hospital of Shreveport, Inc.
Forest View Psychiatric Hospital, Inc.
Glen Oaks Hospital, Inc.
Health Care Finance & Construction Corp.
HRI Clinics, Inc.
HRI Hospital, Inc.
Inland Valley Regional Treatment Center, Inc.
La Amistad Residential Treatment Center, Inc.
McAllen Medical Center, Inc.
Meridell Achievement Center, Inc.
Merion Building Management, Inc.
The Pavilion Foundation
Relational Therapy Clinic, Inc.
River Crest Hospital, Inc.
River Oaks, Inc.
River Parishes Internal Medicine, Inc.
Southwest Dallas Hospital, Inc.
Sparks Family Hospital, Inc.
Tonopah Health Services, Inc.
Turning Point Care Center, Inc.
Two Rivers Psychiatric Hospital, Inc.
UHS Holding Company, Inc.
UHS/IPA, Inc.
UHS International, Inc.
UHS Las Vegas Properties, Inc.
UHS of Belmont, Inc.

UHS of Bethesda, Inc.
UHS of Columbia, Inc.
UHS of De La Ronde, Inc.
UHS of Delaware, Inc.
UHS of Florida, Inc.
UHS of Fuller, Inc.
UHS of Illinois, Inc.
UHS of London, Inc.
UHS of Manatee, Inc. (formerly Doctors' Hospital of Hollywood, Inc.)
UHS of New Orleans, Inc. d/b/a Chalmette Hospital and River Parishes Hospital UHS of New York, Inc.
UHS of Odessa, Inc.
UHS of Plantation, Inc.
UHSR Corporation
UHS Receivables Corp.
UHS of River Parishes, Inc.
UHS of Reverton, Inc.
UHS of Springfield, Inc.
UHS of Vermont, Inc.
UHS of Waltham, Inc.
Universal HMO, Inc.
Universal Health Network, Inc.
Universal Health Pennsylvania Properties, Inc.
Universal Health Recovery Centers, Inc., d/b/a KeyStone Center
Universal Health Services of Cedar Hill, Inc.
Universal Health Services of Concord, Inc.
Universal Treatment Centers, Inc.
Valley Hospital Centers, Inc.
Valley Hospital Medical Center, Inc.
Victoria Regional Medical Center, Inc.
Wellington Regional Medical Center Incorporated
Westlake Medical Center, Inc.

                                     By: [SIGNATURE APPEARS HERE]
                                        -------------------------------
                                       Title